SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2002

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7000
(Registrant’s telephone number, including area code)

Regis Corporation
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER

99.1	Statement Under Oath of Principal Executive Officer, dated August 15, 2002.
99.2	Statement Under Oath of Principal Financial Officer, dated August 15, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

On September 3, 2002, each of the Principal Executive Officer, Paul D. Finkelstein, and the Principal Financial Officer, Randy L. Pearce, of Regis Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: September 11, 2002	By:	/s/ Bert M. Gross Name: Bert M. Gross Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99.1	Statement Under Oath of Principal Executive Officer, dated August 15, 2002.
99.2	Statement Under Oath of Principal Financial Officer, dated August 15, 2002.

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